UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 23, 2020 (July 22, 2020)
Date of Report (Date of Earliest Event Reported)

ULTRALIFE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-20852	16-1387013
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Technology Parkway, Newark, New York 14513
(Address of principal executive offices) (Zip Code)

(315) 332-7100
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act:
Common Stock, $0.10 par value per share	ULBI	NASDAQ
(Title of each class)	(Trading Symbol)	(Name of each exchange on which registered)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07     Submission of Matters to a Vote of Security Holders.

On July 22, 2020, Ultralife Corporation (“the Company”) held its 2020 Annual Meeting of Shareholders (the “Annual Meeting”). Only shareholders of record at the close of business on May 26, 2020 (the “Record Date”) were entitled to vote at the Annual Meeting. As of the Record Date, there were 15,886,616 shares of common stock outstanding and entitled to vote, of which 14,676,113 (92.4%) were present in person or by proxy, representing a quorum. The results of shareholder voting on the proposals presented were as follows:

1. The Company’s shareholders elected five Directors, all of whom constitute the Company’s entire Board of Directors, to serve for a term of one year and until their successors are duly elected and qualified. The number of shares that (i) voted for the election of each Director, (ii) withheld authority to vote for each Director, and (iii) were broker non-votes, are set forth in the table below.

Director	For	Withheld	Broker Non-Votes

Michael D. Popielec	10,949,706	244,184	3,482,223
Thomas L. Saeli	11,007,323	186,567	3,482,223
Robert W. Shaw II	10,774,691	419,199	3,482,223
Ranjit C. Singh	9,762,250	1,431,640	3,482,223
Bradford T. Whitmore	10,798,427	395,463	3,482,223

2. The Company’s shareholders ratified the selection of the Company’s independent registered public accounting firm as Freed Maxick CPAs, P.C. for 2020. The number of shares that (i) voted for the ratification of the accounting firm, (ii) voted against the ratification, and (iii) abstained from the vote are set forth in the table below.

For	Against	Abstain

14,666,016	7,013	3,084

3. The Company’s shareholders approved an advisory resolution on executive compensation. The number of shares that (i) voted for the resolution, (ii) voted against the resolution, (iii) abstained from the vote, and (iv) were broker non-votes, are set forth in the table below.

For	Against	Abstain	Broker Non-Votes

11,038,106	131,054	24,730	3,482,223

4. The Company’s shareholders indicated their preference, on a non-binding advisory basis, that the frequency of future advisory votes on executive compensation be “3 Years”. The number of shares that (i) voted for 1 Year, (ii) voted for 2 Years, (iii) voted for 3 Years, and (iv) abstained from the vote, are set forth in the table below.

1 Year	2 Years	3 Years	Abstain

3,159,821	28,419	7,987,614	18,036

In consideration of the voting results of the Annual Meeting and other factors, the Board of Directors has determined that the frequency of future advisory votes on executive compensation will be three years.

5. The Company’s shareholders did not approve a shareholder proposal entitled, “Directors To Be Elected by Majority Vote”. The number of shares that (i) voted for the proposal, (ii) voted against the proposal, (iii) abstained from the vote, and (iv) were broker non-votes, are set forth in the table below.

For	Against	Abstain	Broker Non-Votes

4,575,757	6,518,027	100,106	3,482,223

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 23, 2020		ULTRALIFE Corporation

	By:	/s/ Philip A. Fain
Philip A. Fain
Chief Financial Officer and Treasurer